Form N-SAR
Attachment for Item #77.C
Matters Submitted to a Vote of Security Holders

MAINSTAY VP SERIES FUND, INC.
811-03833
For Period Ending 12/31/05

MainStay VP Balanced Portfolio
MainStay VP Basic Value Portfolio
MainStay VP Bond Portfolio
MainStay VP Capital Appreciation Portfolio
MainStay VP Cash Management Portfolio
MainStay VP Common Stock Portfolio
MainStay VP Convertible Portfolio
MainStay VP Developing Growth Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Government Portfolio
MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Income & Growth Portfolio
MainStay VP International Equity Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP Mid Cap Core Portfolio
MainStay VP Mid Cap Growth Portfolio
MainStay VP Mid Cap Value Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Total Return Portfolio
MainStay VP Value Portfolio

(a)  The date of the meeting and whether it was an annual or special meeting;

Pursuant to notice, a special meeting of shareholders (the “Special Meeting”) of the 21 series of investment portfolios listed above (the “Portfolios”) of MainStay VP Series Fund, Inc. (the “Fund”), was held on Wednesday, March 15, 2006 at 11:00 a.m. (Eastern time) at the offices of New York Life Investment Management LLC (“NYLIM”), 169 Lackawanna Avenue, Parsippany, New Jersey.

(b)	If the meeting involved the election of directors, state the name of each director elected at the meeting and the names of all other directors now in office;

The Directors elected on March 15, 2006 were Jill Feinberg, Daniel Herrick, Richard H. Nolan, Raymond Stickel, Jr., Roman L. Weil, John A. Weisser, Jr., Anne F. Pollack, Robert D. Rock and Gary E. Wendlandt.

All of the Directors are currently in office, with the exception of Anne F. Pollack, who tendered her resignation effective June 30, 2006.

(c)	Describe each matter voted upon at the meeting and state the number of affirmative votes and the number of negative votes cast with respect to each matter;

1.	To elect the following individuals to the Board of Directors of the Fund:

•  Jill Feinberg
•  Daniel Herrick
•  Richard H. Nolan
•  Raymond Stickel, Jr.
•  Roman L. Weil
•  John A. Weisser
•  Anne F. Pollack (Interested Director)
•  Robert D. Rock (Interested Director)
•  Gary E. Wendlandt (Interested Director)

2.	To grant the Fund the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Portfolios without obtaining shareholder approval;

3.	To approve the amendment, elimination or reclassification as non-fundamental of certain of the Portfolios’ fundamental investment restrictions; and

4.	To approve a new sub-advisory agreement between NYLIM and Winslow Capital Management Inc. on behalf of the MainStay VP Large Cap Growth Portfolio.

Each of the above proposals was discussed in detail in the proxy statement. No other business came before the special meetings.

With respect to each Portfolio, each of the proposals listed above was passed by the shareholders, as confirmed by the Inspector of Elections.

The following is a summary of how the votes on the Proposals presented before the special meeting held on March 15, 2006, were cast. There were no votes cast in person at the meetings.

BALANCED PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	11,343,142.140	0	157,927.291	11,501,069.431
b. Daniel Herrick	11,352,081.634	0	148,987.797	11,501,069.431
c. Richard H. Nolan	11,416,615.446	0	84,453.985	11,501,069.431
d. Raymond Stickel, Jr.	11,416,615.446	0	84,453.985	11,501,069.431
e. Roman L. Weil	11,404,381.033	0	96,688.398	11,501,069.431
f. John A. Weisser	11,404,381.033	0	96,688.398	11,501,069.431
g. Anne F. Pollack	11,407,675.963	0	93,393.468	11,501,069.431
h. Robert D. Rock	11,416,615.446	0	84,453.985	11,501,069.431
h. Gary E Wendlandt	11,416,615.446	0	84,453.985	11,501,069.431
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	11,394,106.174	65,441.372	41,521.885	11,501,069.431
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	11,441,430.832	27,229.540	32,409.059	11,501,069.431
b. Senior Securities	11,389,043.081	79,617.291	32,409.059	11,501,069.431
c. Underwriting Securities	11,387,990.480	80,669.892	32,409.059	11,501,069.431
d. Real Estate	11,441,430.832	27,229.540	32,409.059	11,501,069.431
e. Commodities	11,441,430.832	27,229.540	32,409.059	11,501,069.431
f. Making Loans	11,387,990.480	80,669.892	32,409.059	11,501,069.431
g. Concentration of Investments	11,387,990.480	80,669.892	32,409.059	11,501,069.431
h. Diversification	11,442,483.444	26,176.928	32,409.059	11,501,069.431
i. Pledging, Mortgaging and Hypothecating Portfolio Assets	11,442,483.444	26,176.928	32,409.059	11,501,069.431
j. Investments for Control	11,441,430.832	27,229.540	32,409.059	11,501,069.431
k. Writing and Selling Options	11,441,430.832	27,229.540	32,409.059	11,501,069.431
l. Interests in Oil, Gas, Etc.	11,441,430.832	27,229.540	32,409.059	11,501,069.431
m. Margin Activities and Short Selling	11,442,483.444	26,176.928	32,409.059	11,501,069.431
n. Investments in Other Investment Companies	11,442,483.444	26,176.928	32,409.059	11,501,069.431
o. Joint Accounts	11,441,430.832	27,229.540	32,409.059	11,501,069.431
p. Illiquid Securities	11,442,483.444	26,176.928	32,409.059	11,501,069.431

BASIC VALUE PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	7,932,007.824	0	224,784.851	8,156,792.675
b. Daniel Herrick	7,912,695.443	0	244,097.232	8,156,792.675
c. Richard H. Nolan	7,921,518.400	0	235,274.275	8,156,792.675
d. Raymond Stickel, Jr.	7,920,560.826	0	236,231.849	8,156,792.675
e. Roman L. Weil	7,933,138.543	0	223,654.132	8,156,792.675
f. John A. Weisser	7,939,178.525	0	217,614.150	8,156,792.675
g. Anne F. Pollack	7,936,743.690	0	220,048.985	8,156,792.675
h. Robert D. Rock	7,937,701.257	0	219,091.418	8,156,792.675
h. Gary E Wendlandt	7,939,343.505	0	217,449.170	8,156,792.675
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	8,029,964.338	77,550.094	49,278.243	8,156,792.675
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	8,043,948.115	75,211.843	37,632.717	8,156,792.675
b. Senior Securities	8,089,221.732	29,938.226	37,632.717	8,156,792.675
c. Underwriting Securities	8,091,971.713	26,749.867	38,071.095	8,156,792.675
d. Real Estate	8,093,218.731	25,941.227	37,632.717	8,156,792.675
e. Commodities	8,077,454.881	41,705.077	37,632.717	8,156,792.675
f. Making Loans	8,077,454.882	41,266.698	38,071.095	8,156,792.675
g. Concentration of Investments	8,091,452.525	27,707.433	37,632.717	8,156,792.675
h. Diversification	8,092,780.353	26,379.605	37,632.717	8,156,792.675
l. Interests in Oil, Gas, Etc.	8,091,822.787	26,898.793	38,071.095	8,156,792.675
m. Margin Activities and Short Selling	8,067,659.446	51,500.512	37,632.717	8,156,792.675

BOND PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	34,701,028.776	0	853,486.203	35,554,514.979
b. Daniel Herrick	34,707,572.051	0	846,942.928	35,554,514.979
c. Richard H. Nolan	34,810,762.951	0	743,752.028	35,554,514.979
d. Raymond Stickel, Jr.	34,811,320.375	0	743,194.604	35,554,514.979
e. Roman L. Weil	34,830,223.502	0	724,291.477	35,554,514.979
f. John A. Weisser	34,825,626.339	0	728,888.640	35,554,514.979
g. Anne F. Pollack	34,809,572.800	0	744,942.179	35,554,514.979
h. Robert D. Rock	34,813,589.109	0	740,925.870	35,554,514.979
h. Gary E Wendlandt	34,830,223.502	0	724,291.477	35,554,514.979
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	35,145,106.696	319,894.850	89,513.433	35,554,514.979
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	35,081,797.863	341,304.571	131,412.545	35,554,514.979
b. Senior Securities	35,134,427.790	267,215.610	152,871.579	35,554,514.979
c. Underwriting Securities	35,137,213.593	285,888.841	131,412.545	35,554,514.979
d. Real Estate	35,143,063.413	280,039.021	131,412.545	35,554,514.979
e. Commodities	35,119,290.740	303,811.694	131,412.545	35,554,514.979
f. Making Loans	35,108,690.019	314,412.415	131,412.545	35,554,514.979
g. Concentration of Investments	35,111,705.788	289,937.612	152,871.579	35,554,514.979
h. Diversification	35,089,050.558	312,592.842	152,871.579	35,554,514.979
j. Investments for Control	35,153,720.488	268,620.724	132,173.767	35,554,514.979
k. Writing and Selling Options	35,131,637.472	290,703.740	132,173.767	35,554,514.979
m. Margin Activities and Short Selling	35,052,237.911	370,864.523	131,412.545	35,554,514.979

CAPITAL APPRECIATION PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	34,495,173.937	0	1,162,697.350	35,657,871.287
b. Daniel Herrick	34,458,769.569	0	1,199,101.718	35,657,871.287
c. Richard H. Nolan	34,503,688.645	0	1,154,182.642	35,657,871.287
d. Raymond Stickel, Jr.	34,506,741.244	0	1,151,130.043	35,657,871.287
e. Roman L. Weil	34,517,197.273	0	1,140,674.014	35,657,871.287
f. John A. Weisser	34,506,743.276	0	1,151,128.011	35,657,871.287
g. Anne F. Pollack	34,513,957.613	0	1,143,913.674	35,657,871.287
h. Robert D. Rock	34,520,714.743	0	1,137,156.544	35,657,871.287
h. Gary E Wendlandt	34,500,778.677	0	1,157,092.610	35,657,871.287
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	34,760,100.012	615,116.358	282,654.917	35,657,871.287
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	34,728,466.274	622,407.679	306,997.334	35,657,871.287
b. Senior Securities	34,833,300.843	512,990.004	311,580.440	35,657,871.287
c. Underwriting Securities	34,880,331.258	468,757.306	308,782.723	35,657,871.287
d. Real Estate	34,896,366.638	450,499.620	311,005.029	35,657,871.287
e. Commodities	34,766,827.405	582,642.306	308,401.576	35,657,871.287
f. Making Loans	34,757,362.878	590,819.049	309,689.360	35,657,871.287
g. Concentration of Investments	34,788,146.104	562,727.849	306,997.334	35,657,871.287
h. Diversification	34,920,569.312	428,391.454	308,910.521	35,657,871.287
i. Pledging, Mortgaging and Hypothecating Portfolio Assets	34,762,919.052	586,041.714	308,910.521	35,657,871.287
l. Interests in Oil, Gas, Etc.	34,871,722.271	471,448.156	314,700.860	35,657,871.287

CASH MANAGEMENT PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	299,527,370.483	0	12,737,031.378	312,264,401.861
b. Daniel Herrick	299,685,904.622	0	12,578,497.239	312,264,401.861
c. Richard H. Nolan	303,307,910.318	0	8,956,491.543	312,264,401.861
d. Raymond Stickel, Jr.	303,256,560.623	0	9,007,841.238	312,264,401.861
e. Roman L. Weil	303,089,162.547	0	9,175,239.314	312,264,401.861
f. John A. Weisser	302,976,164.053	0	9,288,237.808	312,264,401.861
g. Anne F. Pollack	303,307,910.318	0	8,956,491.543	312,264,401.861
h. Robert D. Rock	303,020,234.865	0	9,244,166.996	312,264,401.861
h. Gary E Wendlandt	303,188,133.813	0	9,076,268.048	312,264,401.861
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	294,200,207.862	16,170,835.319	1,893,358.680	312,264,401.861
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	295,401,027.801	11,754,764.356	5,108,609.704	312,264,401.861
b. Senior Securities	295,918,917.063	11,195,475.080	5,150,009.718	312,264,401.861
c. Underwriting Securities	295,961,855.291	11,193,936.866	5,108,609.704	312,264,401.861
d. Real Estate	295,784,332.042	11,371,460.115	5,108,609.704	312,264,401.861
e. Commodities	295,498,194.802	11,657,597.355	5,108,609.704	312,264,401.861
f. Making Loans	295,257,467.365	11,898,324.792	5,108,609.704	312,264,401.861
g. Concentration of Investments	295,906,953.901	11,248,838.256	5,108,609.704	312,264,401.861
h. Diversification	296,030,782.974	11,125,009.183	5,108,609.704	312,264,401.861
i. Pledging, Mortgaging and Hypothecating Portfolio Assets	295,948,683.979	11,172,710.381	5,143,007.501	312,264,401.861
l. Interests in Oil, Gas, Etc.	296,234,192.006	10,887,202.354	5,143,007.501	312,264,401.861

COMMON STOCK PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	40,908,473.607	0	1,052,739.144	41,961,212.751
b. Daniel Herrick	40,854,755.995	0	1,106,456.756	41,961,212.751
c. Richard H. Nolan	40,906,151.767	0	1,055,060.984	41,961,212.751
d. Raymond Stickel, Jr.	40,933,117.553	0	1,028,095.198	41,961,212.751
e. Roman L. Weil	40,908,372.313	0	1,052,840.438	41,961,212.751
f. John A. Weisser	40,888,481.103	0	1,072,731.648	41,961,212.751
g. Anne F. Pollack	40,891,477.344	0	1,069,735.407	41,961,212.751
h. Robert D. Rock	40,854,922.749	0	1,106,290.002	41,961,212.751
h. Gary E Wendlandt	40,865,391.233	0	1,095,821.518	41,961,212.751
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	40,758,110.595	856,844.439	346,257.717	41,961,212.751
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	40,864,143.726	720,692.095	376,376.930	41,961,212.751
b. Senior Securities	40,952,986.985	617,386.317	390,839.449	41,961,212.751
c. Underwriting Securities	40,953,414.612	613,781.135	394,017.004	41,961,212.751
d. Real Estate	40,885,221.011	681,974.736	394,017.004	41,961,212.751
e. Commodities	40,861,875.261	744,442.099	354,895.391	41,961,212.751
f. Making Loans	40,840,286.720	758,989.213	361,936.818	41,961,212.751
g. Concentration of Investments	40,953,998.586	628,171.859	379,042.306	41,961,212.751
h. Diversification	41,037,302.881	551,908.991	372,000.879	41,961,212.751
j. Investments for Control	41,019,532.014	566,949.316	374,731.421	41,961,212.751
k. Writing and Selling Options	40,966,252.435	599,533.121	395,427.195	41,961,212.751
m. Margin Activities and Short Selling	40,929,090.620	672,646.506	359,475.625	41,961,212.751

CONVERTIBLE PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	29,790,539.825	0	621,525.851	30,412,065.676
b. Daniel Herrick	29,719,049.635	0	693,016.041	30,412,065.676
c. Richard H. Nolan	29,786,295.882	0	625,769.794	30,412,065.676
d. Raymond Stickel, Jr.	29,789,681.658	0	622,384.018	30,412,065.676
e. Roman L. Weil	29,766,748.740	0	645,316.936	30,412,065.676
f. John A. Weisser	29,755,795.804	0	656,269.872	30,412,065.676
g. Anne F. Pollack	29,790,150.460	0	621,915.216	30,412,065.676
h. Robert D. Rock	29,800,907.420	0	611,158.256	30,412,065.676
h. Gary E Wendlandt	29,800,907.420	0	611,158.256	30,412,065.676
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	30,082,360.535	290,792.599	38,912.542	30,412,065.676
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	29,969,554.672	321,013.312	121,497.692	30,412,065.676
b. Senior Securities	29,980,588.595	309,979.389	121,497.692	30,412,065.676
c. Underwriting Securities	29,998,660.661	291,907.323	121,497.692	30,412,065.676
d. Real Estate	30,039,777.926	250,790.058	121,497.692	30,412,065.676
e. Commodities	29,976,304.448	314,263.536	121,497.692	30,412,065.676
f. Making Loans	29,982,440.477	308,127.507	121,497.692	30,412,065.676
g. Concentration of Investments	29,960,591.111	329,976.873	121,497.692	30,412,065.676
h. Diversification	30,021,618.213	268,949.771	121,497.692	30,412,065.676
i. Pledging, Mortgaging and Hypothecating Portfolio Assets	30,000,926.695	289,641.289	121,497.692	30,412,065.676
l. Interests in Oil, Gas, Etc.	30,086,218.336	218,107.245	107,740.095	30,412,065.676

DEVELOPING GROWTH PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	4,924,263.253	0	123,629.951	5,047,893.204
b. Daniel Herrick	4,949,156.802	0	98,736.402	5,047,893.204
c. Richard H. Nolan	4,967,609.588	0	80,283.616	5,047,893.204
d. Raymond Stickel, Jr.	4,941,550.738	0	106,342.466	5,047,893.204
e. Roman L. Weil	4,967,676.079	0	80,217.125	5,047,893.204
f. John A. Weisser	4,965,992.712	0	81,900.492	5,047,893.204
g. Anne F. Pollack	4,967,609.588	0	80,283.616	5,047,893.204
h. Robert D. Rock	4,970,626.648	0	77,266.556	5,047,893.204
h. Gary E Wendlandt	4,970,626.648	0	77,266.556	5,047,893.204
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	4,729,860.926	185,994.556	132,037.722	5,047,893.204

Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	4,601,873.577	313,981.905	132,037.722	5,047,893.204
b. Senior Securities	4,604,765.990	311,089.492	132,037.722	5,047,893.204
c. Underwriting Securities	4,611,831.904	304,023.578	132,037.722	5,047,893.204
d. Real Estate	4,633,302.179	282,553.303	132,037.722	5,047,893.204
e. Commodities	4,633,302.179	282,553.303	132,037.722	5,047,893.204
f. Making Loans	4,608,066.641	307,788.841	132,037.722	5,047,893.204
g. Concentration of Investments	4,624,561.303	291,294.179	132,037.722	5,047,893.204
h. Diversification	4,633,302.179	282,553.303	132,037.722	5,047,893.204
i. Pledging, Mortgaging and Hypothecating Portfolio Assets	4,629,706.706	286,148.776	132,037.722	5,047,893.204

FLOATING RATE PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	11,864,338.072	0	459,239.344	12,323,577.416
b. Daniel Herrick	11,864,338.072	0	459,239.344	12,323,577.416
c. Richard H. Nolan	11,904,791.139	0	418,786.277	12,323,577.416
d. Raymond Stickel, Jr.	11,904,394.073	0	419,183.343	12,323,577.416
e. Roman L. Weil	11,904,791.139	0	418,786.277	12,323,577.416
f. John A. Weisser	11,904,394.073	0	419,183.343	12,323,577.416
g. Anne F. Pollack	11,904,791.139	0	418,786.277	12,323,577.416
h. Robert D. Rock	11,904,791.139	0	418,786.277	12,323,577.416
h. Gary E Wendlandt	11,904,791.139	0	418,786.277	12,323,577.416
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	11,734,104.946	252,429.492	337,042.978	12,323,577.416
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	11,768,025.137	259,192.474	296,359.805	12,323,577.416
b. Senior Securities	11,774,788.119	252,429.492	296,359.805	12,323,577.416
c. Underwriting Securities	11,774,788.119	252,429.492	296,359.805	12,323,577.416
d. Real Estate	11,774,788.119	252,429.492	296,359.805	12,323,577.416
e. Commodities	11,768,025.137	259,192.474	296,359.805	12,323,577.416
f. Making Loans	11,768,025.137	259,192.474	296,359.805	12,323,577.416
g. Concentration of Investments	11,774,788.119	252,429.492	296,359.805	12,323,577.416
h. Diversification	11,774,788.119	252,429.492	296,359.805	12,323,577.416

GOVERNMENT PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	26,625,449.220	0	802,034.986	27,427,484.206
b. Daniel Herrick	26,608,152.269	0	819,331.937	27,427,484.206
c. Richard H. Nolan	26,728,728.344	0	698,755.862	27,427,484.206
d. Raymond Stickel, Jr.	26,741,227.295	0	686,256.911	27,427,484.206
e. Roman L. Weil	26,742,947.191	0	684,537.015	27,427,484.206
f. John A. Weisser	26,741,626.749	0	685,857.457	27,427,484.206
g. Anne F. Pollack	26,716,435.483	0	711,048.723	27,427,484.206
h. Robert D. Rock	26,742,947.191	0	684,537.015	27,427,484.206
h. Gary E Wendlandt	26,741,510.073	0	685,974.133	27,427,484.206
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	27,103,216.385	294,062.153	30,205.668	27,427,484.206
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	26,903,264.978	473,657.539	50,561.689	27,427,484.206
b. Senior Securities	26,909,096.719	336,467.951	181,919.536	27,427,484.206
c. Underwriting Securities	27,040,355.141	336,567.376	50,561.689	27,427,484.206
d. Real Estate	26,853,821.342	391,743.328	181,919.536	27,427,484.206
e. Commodities	26,761,652.434	484,011.634	181,820.138	27,427,484.206
f. Making Loans	27,040,355.141	336,567.376	50,561.689	27,427,484.206
g. Concentration of Investments	26,903,961.362	341,702.706	181,820.138	27,427,484.206
h. Diversification	27,005,582.412	371,340.105	50,561.689	27,427,484.206
i. Pledging, Mortgaging and Hypothecating Portfolio Assets	26,904,060.759	341,603.309	181,820.138	27,427,484.206
l. Interests in Oil, Gas, Etc.	27,037,098.402	332,369.133	58,016.671	27,427,484.206

HIGH YIELD CORPORATE BOND PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	144,301,809.535	0	3,182,930.562	147,484,740.097
b. Daniel Herrick	144,220,889.673	0	3,263,850.424	147,484,740.097
c. Richard H. Nolan	144,473,273.229	0	3,011,466.868	147,484,740.097
d. Raymond Stickel, Jr.	144,381,017.247	0	3,103,722.850	147,484,740.097
e. Roman L. Weil	144,347,783.774	0	3,136,956.323	147,484,740.097
f. John A. Weisser	144,373,161.620	0	3,111,578.477	147,484,740.097
g. Anne F. Pollack	144,429,588.692	0	3,055,151.405	147,484,740.097
h. Robert D. Rock	144,457,744.856	0	3,026,995.241	147,484,740.097
h. Gary E Wendlandt	144,410,767.869	0	3,073,972.228	147,484,740.097
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	144,225,456.833	1,892,818.564	1,366,464.700	147,484,740.097
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	144,548,370.837	1,405,152.307	1,531,216.953	147,484,740.097
b. Senior Securities	144,517,159.969	1,365,812.965	1,601,767.163	147,484,740.097
c. Underwriting Securities	144,697,542.508	1,256,568.510	1,530,629.079	147,484,740.097
d. Real Estate	144,736,633.928	1,217,477.090	1,530,629.079	147,484,740.097
e. Commodities	144,709,544.668	1,244,566.350	1,530,629.079	147,484,740.097
f. Making Loans	144,537,599.289	1,415,706.167	1,531,434.641	147,484,740.097
g. Concentration of Investments	144,678,370.672	1,222,381.842	1,583,987.583	147,484,740.097
h. Diversification	144,704,604.962	1,196,239.140	1,583,895.995	147,484,740.097
i. Pledging, Mortgaging and Hypothecating Portfolio Assets	144,657,689.181	1,296,421.837	1,530,629.079	147,484,740.097
j. Investments for Control	145,678,116.630	1,067,704.272	738,919.195	147,484,740.097
k. Writing and Selling Options	145,719,542.144	1,026,278.758	738,919.195	147,484,740.097
l. Interests in Oil, Gas, Etc.	144,812,412.620	1,140,202.460	1,532,125.017	147,484,740.097
m. Margin Activities and Short Selling	145,633,448.222	1,112,372.680	738,919.195	147,484,740.097
n. Investments in Other Investment Companies	145,708,707.178	1,037,113.724	738,919.195	147,484,740.097
o. Joint Accounts	145,694,991.244	1,050,829.658	738,919.195	147,484,740.097
p. Illiquid Securities	145,679,829.371	1,065,991.531	738,919.195	147,484,740.097

INCOME & GROWTH PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	8,806,029.704	0	143,604.906	8,949,634.610
b. Daniel Herrick	8,812,601.609	0	137,033.001	8,949,634.610
c. Richard H. Nolan	8,809,164.269	0	140,470.341	8,949,634.610
d. Raymond Stickel, Jr.	8,813,770.306	0	135,864.304	8,949,634.610
e. Roman L. Weil	8,818,698.870	0	130,935.740	8,949,634.610
f. John A. Weisser	8,824,287.836	0	125,346.774	8,949,634.610
g. Anne F. Pollack	8,811,770.036	0	137,864.574	8,949,634.610
h. Robert D. Rock	8,816,655.892	0	132,978.718	8,949,634.610
h. Gary E Wendlandt	8,812,811.344	0	136,823.266	8,949,634.610
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	8,792,779.493	132,701.253	24,153.864	8,949,634.610
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	8,696,640.881	216,107.712	36,886.017	8,949,634.610
b. Senior Securities	8,731,512.165	157,531.647	60,590.798	8,949,634.610
c. Underwriting Securities	8,759,773.751	152,974.842	36,886.017	8,949,634.610
d. Real Estate	8,759,773.751	152,974.842	36,886.017	8,949,634.610
e. Commodities	8,717,094.089	192,074.838	40,465.683	8,949,634.610
f. Making Loans	8,727,888.619	184,859.974	36,886.017	8,949,634.610
g. Concentration of Investments	8,739,648.636	152,974.842	57,011.132	8,949,634.610
h. Diversification	8,739,648.636	152,974.842	57,011.132	8,949,634.610
j. Investments for Control	8,753,201.846	159,546.747	36,886.017	8,949,634.610

INTERNATIONAL EQUITY PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	22,241,085.411	0	517,011.248	22,758,096.659
b. Daniel Herrick	22,081,365.630	0	676,731.029	22,758,096.659
c. Richard H. Nolan	22,295,782.539	0	462,314.120	22,758,096.659
d. Raymond Stickel, Jr.	22,267,338.833	0	490,757.826	22,758,096.659
e. Roman L. Weil	22,161,083.123	0	597,013.536	22,758,096.659
f. John A. Weisser	22,150,405.434	0	607,691.225	22,758,096.659
g. Anne F. Pollack	22,300,652.772	0	457,443.887	22,758,096.659
h. Robert D. Rock	22,289,323.564	0	468,773.095	22,758,096.659
h. Gary E Wendlandt	22,284,553.649	0	473,543.010	22,758,096.659
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	22,241,910.665	463,775.850	52,410.144	22,758,096.659
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	22,220,650.803	470,326.130	67,119.726	22,758,096.659
b. Senior Securities	22,283,009.125	407,967.808	67,119.726	22,758,096.659
c. Underwriting Securities	22,280,522.234	410,454.699	67,119.726	22,758,096.659
d. Real Estate	22,274,744.887	416,232.046	67,119.726	22,758,096.659
e. Commodities	22,248,825.577	442,151.356	67,119.726	22,758,096.659
f. Making Loans	22,274,524.770	416,452.163	67,119.726	22,758,096.659
g. Concentration of Investments	22,267,556.537	423,420.396	67,116.726	22,758,096.659
h. Diversification	22,295,368.206	395,608.727	67,119.726	22,758,096.659
i. Pledging, Mortgaging and Hypothecating Portfolio Assets	22,274,150.810	415,581.301	68,364.548	22,758,096.659
l. Interests in Oil, Gas, Etc.	22,291,821.902	399,155.031	67,119.726	22,758,096.659

LARGE CAP GROWTH PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	11,096,169.221	0	327,413.803	11,423,583.024
b. Daniel Herrick	11,110,006.721	0	313,576.303	11,423,583.024
c. Richard H. Nolan	11,141,543.145	0	282,039.879	11,423,583.024
d. Raymond Stickel, Jr.	11,115,610.366	0	307,972.658	11,423,583.024
e. Roman L. Weil	11,130,430.169	0	293,152.855	11,423,583.024
f. John A. Weisser	11,141,543.145	0	282,039.879	11,423,583.024
g. Anne F. Pollack	11,125,498.619	0	298,084.405	11,423,583.024
h. Robert D. Rock	11,132,067.054	0	291,515.970	11,423,583.024
h. Gary E Wendlandt	11,137,770.244	0	285,812.780	11,423,583.024
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	11,248,954.229	144,592.140	30,036.655	11,423,583.024
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	11,096,011.702	225,202.939	102,368.383	11,423,583.024
b. Senior Securities	11,181,819.889	137,145.163	104,617.972	11,423,583.024
c. Underwriting Securities	11,171,695.236	147,269.816	104,617.972	11,423,583.024
d. Real Estate	11,186,629.275	134,585.366	102,368.383	11,423,583.024
e. Commodities	11,164,712.080	156,502.561	102,368.383	11,423,583.024
f. Making Loans	11,174,568.610	146,646.031	102,368.383	11,423,583.024
g. Concentration of Investments	11,200,420.429	120,794.212	102,368.383	11,423,583.024
h. Diversification	11,202,670.007	118,544.634	102,368.383	11,423,583.024
k. Writing and Selling Options	11,189,126.139	132,088.502	102,368.383	11,423,583.024
Proposal #4 - Approval of New Sub-advisory Agreement between NYLIM and Winslow Capital Management Inc.
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	10,612,558.438	346,530.289	464,494.297	11,423,583.024

MID CAP CORE PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	17,853,031.915	0	502,759.661	18,355,791.576
b. Daniel Herrick	17,861,940.678	0	493,850.898	18,355,791.576
c. Richard H. Nolan	17,917,133.827	0	438,657.749	18,355,791.576
d. Raymond Stickel, Jr.	17,912,436.268	0	443,355.308	18,355,791.576
e. Roman L. Weil	17,916,473.092	0	439,318.484	18,355,791.576
f. John A. Weisser	17,894,367.120	0	461,424.456	18,355,791.576
g. Anne F. Pollack	17,913,542.884	0	442,248.692	18,355,791.576
h. Robert D. Rock	17,917,675.011	0	438,116.565	18,355,791.576
h. Gary E Wendlandt	17,890,199.034	0	465,592.542	18,355,791.576
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	18,011,998.431	327,568.957	16,224.188	18,355,791.576
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	18,012,241.682	329,583.230	13,966.664	18,355,791.576
b. Senior Securities	18,068,097.530	273,727.382	13,966.664	18,355,791.576
c. Underwriting Securities	18,070,872.631	269,879.862	15,039.083	18,355,791.576
d. Real Estate	18,111,168.972	230,655.940	13,966.664	18,355,791.576
e. Commodities	18,078,303.221	263,521.691	13,966.664	18,355,791.576
f. Making Loans	18,005,490.073	336,334.839	13,966.664	18,355,791.576
g. Concentration of Investments	18,075,837.579	264,914.914	15,039.083	18,355,791.576
h. Diversification	18,119,573.483	221,179.010	15,039.083	18,355,791.576

MID CAP GROWTH PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	21,038,353.761	0	1,065,892.088	22,104,245.849
b. Daniel Herrick	21,028,597.676	0	1,075,648.173	22,104,245.849
c. Richard H. Nolan	21,133,772.309	0	970,473.540	22,104,245.849
d. Raymond Stickel, Jr.	21,139,596.203	0	964,649.646	22,104,245.849
e. Roman L. Weil	21,138,072.402	0	966,173.447	22,104,245.849
f. John A. Weisser	21,139,596.203	0	964,649.646	22,104,245.849
g. Anne F. Pollack	21,138,691.785	0	965,554.064	22,104,245.849
h. Robert D. Rock	21,139,596.203	0	964,649.646	22,104,245.849
h. Gary E Wendlandt	21,139,946.931	0	964,298.918	22,104,245.849
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	21,457,256.939	576,100.130	70,888.780	22,104,245.849
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	21,300,626.408	727,863.527	75,755.914	22,104,245.849
b. Senior Securities	21,430,994.045	597,495.890	75,755.914	22,104,245.849
c. Underwriting Securities	21,428,107.474	597,652.587	78,485.788	22,104,245.849
d. Real Estate	21,490,592.308	537,897.627	75,755.914	22,104,245.849
e. Commodities	21,464,866.259	563,623.676	75,755.914	22,104,245.849
f. Making Loans	21,379,281.316	649,208.619	75,755.914	22,104,245.849
g. Concentration of Investments	21,438,629.227	589,860.708	75,755.914	22,104,245.849
h. Diversification	21,490,378.295	535,381.766	78,485.788	22,104,245.849

MID CAP VALUE PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	34,086,996.366	0	836,140.534	34,923,136.900
b. Daniel Herrick	34,087,085.315	0	836,051.585	34,923,136.900
c. Richard H. Nolan	34,152,716.226	0	770,420.674	34,923,136.900
d. Raymond Stickel, Jr.	34,094,671.528	0	828,465.372	34,923,136.900
e. Roman L. Weil	34,113,818.697	0	809,318.203	34,923,136.900
f. John A. Weisser	34,103,440.448	0	819,696.452	34,923,136.900
g. Anne F. Pollack	34,151,222.529	0	771,914.371	34,923,136.900
h. Robert D. Rock	34,152,716.226	0	770,420.674	34,923,136.900
h. Gary E Wendlandt	34,142,234.850	0	780,902.050	34,923,136.900
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	34,425,965.257	375,084.059	122,087.584	34,923,136.900
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	34,444,374.499	395,725.065	83,037.336	34,923,136.900
b. Senior Securities	34,467,542.299	372,557.265	83,037.336	34,923,136.900
c. Underwriting Securities	34,485,315.731	354,783.833	83,037.336	34,923,136.900
d. Real Estate	34,481,158.830	358,940.734	83,037.336	34,923,136.900
e. Commodities	34,464,359.194	375,535.336	83,242.370	34,923,136.900
f. Making Loans	34,482,366.821	357,732.743	83,037.336	34,923,136.900
g. Concentration of Investments	34,469,307.943	370,791.621	83,037.336	34,923,136.900
h. Diversification	34,478,267.963	361,831.601	83,037.336	34,923,136.900

S & P 500 INDEX PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	55,359,437.996	0	1,542,862.460	56,902,300.456
b. Daniel Herrick	55,262,304.176	0	1,639,996.280	56,902,300.456
c. Richard H. Nolan	55,434,783.925	0	1,467,516.531	56,902,300.456
d. Raymond Stickel, Jr.	55,410,268.593	0	1,492,031.863	56,902,300.456
e. Roman L. Weil	55,300,175.787	0	1,602,124.669	56,902,300.456
f. John A. Weisser	55,248,642.503	0	1,653,657.953	56,902,300.456
g. Anne F. Pollack	55,420,034.337	0	1,482,266.119	56,902,300.456
h. Robert D. Rock	55,465,416.710	0	1,436,883.746	56,902,300.456
h. Gary E Wendlandt	55,331,151.749	0	1,571,148.707	56,902,300.456
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	55,785,401.619	736,061.300	380,837.537	56,902,300.456
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	55,931,017.223	643,143.429	328,139.804	56,902,300.456
b. Senior Securities	55,903,003.424	671,157.228	328,139.804	56,902,300.456
c. Underwriting Securities	55,984,614.183	589,546.469	328,139.804	56,902,300.456
d. Real Estate	55,867,992.747	715,820.071	318,487.638	56,902,300.456
e. Commodities	55,837,636.451	746,176.367	318,487.638	56,902,300.456
f. Making Loans	55,868,610.764	705,549.888	328,139.804	56,902,300.456
g. Concentration of Investments	55,891,680.776	692,132.042	318,487.638	56,902,300.456
h. Diversification	55,954,173.103	619,987.549	328,139.804	56,902,300.456
i. Pledging, Mortgaging and Hypothecating Portfolio Assets	55,912,576.325	568,556.121	421,168.010	56,902,300.456
l. Interests in Oil, Gas, Etc.	56,026,031.888	545,438.651	330,829.917`	56,902,300.456

SMALL CAP GROWTH PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	15,368,993.763	0	441,992.776	15,810,986.539
b. Daniel Herrick	15,275,000.926	0	535,985.613	15,810,986.539
c. Richard H. Nolan	15,373,320.376	0	437,666.163	15,810,986.539
d. Raymond Stickel, Jr.	15,343,646.775	0	467,339.764	15,810,986.539
e. Roman L. Weil	15,319,209.599	0	491,776.940	15,810,986.539
f. John A. Weisser	15,317,249.242	0	493,737.297	15,810,986.539
g. Anne F. Pollack	15,391,370.024	0	419,616.515	15,810,986.539
h. Robert D. Rock	15,395,867.570	0	415,118.969	15,810,986.539
h. Gary E Wendlandt	15,395,867.570	0	415,118.969	15,810,986.539
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	15,387,249.081	342,494.096	81,243.362	15,810,986.539
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	15,148,205.685	468,263.426	194,517.428	15,810,986.539
b. Senior Securities	15,269,591.293	346,877.818	194,517.428	15,810,986.539
c. Underwriting Securities	15,273,782.706	342,686.405	194,517.428	15,810,986.539
d. Real Estate	15,307,426.652	309,042.459	194,517.428	15,810,986.539
e. Commodities	15,260,696.759	354,244.647	196,045.133	15,810,986.539
f. Making Loans	15,240,224.014	376,245.097	194,517.428	15,810,986.539
g. Concentration of Investments	15,251,975.767	362,965.639	196,045.133	15,810,986.539
h. Diversification	15,303,657.249	312,811.862	194,517.428	15,810,986.539

TOTAL RETURN PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	27,890,736.263	0	616,453.059	28,507,189.322
b. Daniel Herrick	27,856,190.966	0	650,998.356	28,507,189.322
c. Richard H. Nolan	27,861,906.743	0	645,282.579	28,507,189.322
d. Raymond Stickel, Jr.	27,852,184.822	0	655,004.500	28,507,189.322
e. Roman L. Weil	27,904,375.128	0	602,814.194	28,507,189.322
f. John A. Weisser	27,900,901.470	0	606,287.852	28,507,189.322
g. Anne F. Pollack	27,903,441.404	0	603,747.918	28,507,189.322
h. Robert D. Rock	27,923,271.489	0	583,917.833	28,507,189.322
h. Gary E Wendlandt	27,914,685.894	0	592,503.428	28,507,189.322
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	28,047,302.736	326,198.103	133,688.483	28,507,189.322
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	28,124,820.312	340,456.203	141,912.807	28,507,189.322
b. Senior Securities	28,144,545.263	220,731.252	141,912.807	28,507,189.322
c. Underwriting Securities	28,161,779.797	203,496.718	141,912.807	28,507,189.322
d. Real Estate	28,144,967.911	220,308.604	141,912.807	28,507,189.322
e. Commodities	28,111,666.069	253,610.446	141,912.807	28,507,189.322
f. Making Loans	28,157,633.256	207,643.259	141,912.807	28,507,189.322
g. Concentration of Investments	28,126,768.978	238,507.537	141,912.807	28,507,189.322
h. Diversification	28,213,364.811	221,497.525	72,326.986	28,507,189.322
i. Pledging, Mortgaging and Hypothecating Portfolio Assets	28,170,314.308	264,548.028	72,326.986	28,507,189.322
l. Interests in Oil, Gas, Etc.	28,139,481.930	225,794.585	141,912.807	28,507,189.322

VALUE PORTFOLIO	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Directors
a. Jill Feinberg	35,470,032.277	0	820,349.338	36,290,381.615
b. Daniel Herrick	35,364,211.266	0	926,170.349	36,290,381.615
c. Richard H. Nolan	35,463,322.040	0	827,059.575	36,290,381.615
d. Raymond Stickel, Jr.	35,478,074.371	0	812,307.244	36,290,381.615
e. Roman L. Weil	35,479,666.139	0	810,715.476	36,290,381.615
f. John A. Weisser	35,475,397.592	0	814,984.023	36,290,381.615
g. Anne F. Pollack	35,456,639.166	0	833,742.449	36,290,381.615
h. Robert D. Rock	35,465,308.612	0	825,073.003	36,290,381.615
h. Gary E Wendlandt	35,460,472.120	0	829,909.495	36,290,381.615
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	35,815,496.823	344,967.549	129,917.243	36,290,381.615
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	35,520,403.436	567,052.563	202,925.616	36,290,381.615
b. Senior Securities	35,703,673.637	383,782.362	202,925.616	36,290,381.615
c. Underwriting Securities	35,698,749.940	388,706.059	202,925.616	36,290,381.615
d. Real Estate	35,670,099.591	410,938.527	209,343.497	36,290,381.615
e. Commodities	35,563,823.571	523,632.428	202,925.616	36,290,381.615
f. Making Loans	35,695,618.987	387,553.731	207,208.897	36,290,381.615
g. Concentration of Investments	35,690,420.499	397,035.500	202,925.616	36,290,381.615
h. Diversification	35,666,533.117	420,922.882	202,925.616	36,290,381.615
i. Pledging, Mortgaging and Hypothecating Portfolio Assets	35,685,537.265	395,299.187	209,545.163	36,290,381.615
l. Interests in Oil, Gas, Etc.	35,714,809.958	372,646.041	202,925.616	36,290,381.615

(d)
Describe the terms of any settlement between the registrant and any other participant (as defined in Rule 14a-11 of Regulation 14A under the 1934 Act) terminating any solicitation subject to Rule 14a-11, including the cost or anticipated cost to the registrant.

Not Applicable.